EXHIBIT 99.1

CERTIFICATION OF CEO & CFO PURSUANT TO SECTION 906

CERTIFICATION OF PERIODIC REPORT

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Norman F. Swanton, Chairman and Chief Executive Officer of Warren Resources, Inc. (the "Company") and Timothy A. Larkin, Senior Vice President and Chief Financial Officer of the Company, certify that:

  (1)
  the Annual Report on Form 10-K of the Company for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

March 28, 2003	/s/ NORMAN F. SWANTON Norman F. Swanton, Chairman and Chief Executive Officer
March 28, 2003	/s/ TIMOTHY A. LARKIN Timothy A. Larkin Senior Vice President and Chief Financial Officer

        This certification is made solely pursuant to 18 U.S.C. Section 1350, and not for any other purpose.